EXCHANGE AGREEMENT

___________________ (the “Holder) enters into this Agreement (the “Agreement”) with RespireRx Pharmaceuticals Inc. (formerly known as Cortex Pharmaceuticals, Inc.), a Delaware corporation (the “Company”) on [______], 2016, whereby Holder will exchange Holder’s 10% Convertible Notes (“Notes”), Warrants issued in connection therewith (as amended, “Warrants”) and extension warrants issued in connection thereto (“Extension Warrants” and together with the Notes and the Warrants, the “Securities”) and cash for shares of common stock of the Company (the “Exchange”).

RECITALS

WHEREAS, the Holder is the holder of Note number ____, Warrant Number ____ and Extension Warrant Number ____ to purchase up to ________ shares of the Company’s Common Stock (the “Common Stock”) in the aggregate;

WHEREAS, the Holder wishes to exchange the Securities and pay cash to obtain _______________ shares of Common Stock;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

1. The Exchange.

(a) Exchange of Note, Warrant, Extension Warrant and Cash for Shares. At the Closing (as defined herein), the Holder agrees to exchange the Securities and deliver and transfer all right, title and interest in the Securities to the Company and to deliver to the Company by wire transfer of immediately available funds in accordance with the Company’s instructions cash in an amount of $___________ (the “Cash Amount”), and in exchange therefor, the Company hereby agrees to issue the Holder ____________ shares of Common Stock (the “Shares”). References to a “Section” or “Schedule” are references to a Section of, or Schedule attached to, this Agreement unless otherwise specified.

(b) Closing and Delivery. The Exchange shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the Holder shall mutually determine (the “Closing Date”). At the Closing, the Holder shall assign and transfer all right, title and interest in and to its Securities to the Company and the Company will deliver to the Holder the Shares registered in such Holder’s name, against receipt by the Company of the Holder’s Securities and the Cash Amount for the account of the Company by wire transfer of immediately available funds in accordance with the Company’s instructions. The cash proceeds of the Exchange shall be used by the Company in connection with research and development, general and administrative purposes and working capital. The Closing shall take place no later than June 30, 2015.

(c) Acceptance by the Company. This Agreement shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Holder at the Closing referred to in Section 1(b) hereof.

2. Covenants, Representations and Warranties of the Company. The Company hereby covenants as follows and, except as set forth on Schedule I hereto, makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and, in all material respects, at the Closing Date, to the Holder, and all such covenants, representations and warranties shall survive the Closing.

(a) Due Incorporation; Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and the consummation of the Exchange (i) are within the corporate power of the Company and (ii) have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Non-Contravention. The execution and delivery by the Company of this Agreement and the performance and consummation of the transactions contemplated hereby do not (i) violate the Company’s Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the “Charter Documents”), (ii) violate any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (iii) result in the breach of any material provision of or in the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iv) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company under any material agreement or instrument to which the Company is bound.

(d) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company or the Company’s subsidiaries, if any, at law or in equity in any court or before any other governmental authority.

(e) Title. The Company and the Company’s subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold in, all their respective real properties, if any, and good title to their other respective assets and properties. Such assets and properties are subject to no liens or encumbrances.

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(f) Intellectual Property. The Company and the Company’s subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without any conflict with, or infringement of, the rights of others. Since March 22, 2013, each employee of the Company has executed, or will execute, a confidential information and invention assignment agreement in favor of the Company. Since March 22, 2013, the Company has entered into, or intends to enter into, an agreement containing appropriate confidentiality and invention assignment provisions in favor of the Company with each consultant to the Company that has or will have access to the Company’s intellectual property.

(g) Debt for Borrowed Money. As of the date of this Agreement, the Company does not have any outstanding debt for borrowed money, other than as disclosed on Schedule I.

(h) Exchange. The terms of the Exchange are the result of negotiations among the parties and their agents.

3. Covenants, Representations and Warranties of the Holder. The Holder hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

(a) Binding Obligation. Holder has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Title to the Existing Warrant. The Holder is, and on the date of the Closing will be, the sole legal and beneficial owner of the Securities free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto created by the Holder.

(c) Securities Law Compliance. The Holder has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws unless an applicable exemption from such registration requirements is available. The Holder has not been formed solely for the purpose of making this investment and is entering into this Agreement and acquiring the Shares for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution of thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the same and Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, grant any participation in or otherwise distribute all or any part of the Shares. The Holder acknowledges that the Shares will not be freely transferable upon receipt. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

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(d) Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials the Holder considers relevant to making an investment decision to enter into this Agreement and effectuate the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the United States Securities and Exchange Act of 1934, as amended (collectively, the “Public Filings”), and (ii) this Agreement, (b) the Holder has had an opportunity to submit questions to the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and has all information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and this Agreement, (c) the Holder has had the opportunity to consult with accounting, tax, financial and legal advisors of its choosing to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person, except for (A) the Public Filings, (B) this Agreement and (C) the representations and warranties made by the Company in this Agreement, and (e) no statement or written material contrary to the Public Filings or this Agreement has been made or given to the Holder by or on behalf of the Company.

(e) No Publicity. The Holder acknowledges that it has a pre-existing relationship with the Company and that it has not approached the Company about this Exchange as the result of any public offering. Neither the Company nor any other person has approached the Holder about this Exchange by means of any form of general solicitation or advertising.

(f) Confidentiality. The Holder has complied with its confidentiality undertaking as acknowledged by an email from a representative of the Company to the Holder on April __, 2016.

(g) Source of Funds. The Holder represents that, as to the source of funds (“Source”) to be used by the Holder to pay the Cash Amount, the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

(h) Further Action. The Holder agrees that it will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the Exchange.

(i) Exchange. The terms of the Exchange are the result of negotiations among the parties and their agents.

4. Conditions to Closing of the Holder. The Holder’s obligations at the Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof, in each case except as modified by Schedule I, shall have been true and correct when made, and shall be true and correct in all material respects on the Closing Date.

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(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Shares.

(c) Legal Requirements. On the Closing Date, the Exchange, including the sale and issuance by the Company, and the purchase by the Holder, of the Shares shall be legally permitted by all laws and regulations to which the Holder and the Company are subject.

(d) Agreement and Shares. The Company shall have duly executed and delivered to the Holder (i) this Agreement, and (ii) the Shares.

5. Conditions to Obligations of the Company. The Company’s obligation to effectuate the Exchange and to issue and sell the Shares to the Holder at the Closing, is subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Holder in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

(b) Legal Requirements. On the Closing Date, the Exchange, including the sale and issuance by the Company, and the purchase by the Holder, of the Shares shall be legally permitted by all laws and regulations to which the Holder and the Company are subject.

(c) Agreement, Securities, Shares. The Holder shall have delivered to the Company the the Securities and the Cash Amount and shall have duly executed and delivered to the Company (i) this Agreement and (ii) an acceptance by the Holder of the Shares.

6. Miscellaneous.

(a) Waivers; Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Holder.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(e) below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e)  Assignment. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder. The rights, interests or obligations hereunder may not be assigned by the Holder without the prior written consent of the Company.

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(f) Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding between the Company and the Holder with respect to the subject matter hereof and supersede any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between or among the parties or any of their agents, representatives or affiliates, whether written or oral, respecting the subject matter hereof.

(g) Notices. All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to the Holder, at the Holder’s address or facsimile number set forth on the signature page hereto, or at such other address as the Holder shall have furnished the Company in writing in accordance with this paragraph, or (ii) if to the Company, at such address or fax number set forth on the signature page hereto, or at such other address or facsimile number as the Company shall have furnished to the Holder in writing in accordance with this paragraph. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing, or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(h) Expenses. Each of the Company and the Holder will bear their own respective expenses associated with the negotiation, execution and delivery of this Agreement and the consummation of the Exchange.

(i) Only Company Liable. In no event shall any stockholder, officer, director or employee of the Company be liable for any amounts due or payable pursuant to this Agreement.

(j) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(k) Headings. Headings used in this Agreement have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Agreement. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

(l) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(m) Termination. The Company may terminate this Agreement if there has occurred any breach or withdrawal by the Holder of any covenant, representation or warranty set forth in Section 3. The Holder may terminate this Agreement if there has occurred any breach or withdrawal by the Company of any covenant, representation or warranty set forth in Section 2.

(Signature Page Follows)

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

RESPIRERX PHARMACEUTICALS INC.

a Delaware corporation

By:
Name:
Title:

Address for notices:

RespireRx Pharmaceuticals Inc.

Attention: ______________________

126 Valley Road, Suite C

Glen Rock, NJ 07452

(phone): _________________

(fax): ____________________

HOLDER:

[HOLDER NAME (IF ENTITY)]

By:	(signature)
Print Name:
Print Title:

Address for notices:

________________________________

________________________________

(phone): _________________________

(fax): ___________________________

SCHEDULE I

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Convertible Notes

The Company is obligated under Convertible Notes issued from November 5, 2014 through and including February 2, 2015, aggregating principal amounts totaling $579,500 and bearing interest of 10% per annum and maturing on September 15, 2016.

Notes

The Company is obligated under two demand promissory notes of $52,600 each for a total of $105,200 to James S. Manuso, the Company’s President and CEO and Vice Chairman and Arnold S. Lippa, the Company’s Chief Scientific Officer and Chairman. Each note is payable on demand and bears interest at a rate equal to 10% per annum, with any accrued but unpaid interest added to principal at the end of each year that the balance is outstanding. Each note grants a security interest in the assets of the Company, subject to certain conditions as set forth therein. These demand promissory notes are described in a Form 8-K filed with the Securities and Exchange Commission on February 3, 2016.

Samyang Documents

Permitted liens include the liens granted to Samyang Optics Co., Ltd. (now known as SY Corporation, Co., Ltd.) (“Samyang”) and its successors and assigns under that certain Securities Purchase Agreement, dated as of June 25, 2012, between the Company and Samyang and any documents delivered in connection therewith (as amended, restated or otherwise modified from time to time, collectively, the “Samyang Documents”). The indebtedness pursuant to the Samyang Documents and all transactions contemplated in connection with the Samyang Documents are permitted hereunder. The Company is in default of certain of the Samyang Documents, as more fully set forth in the Company’s filings with the U.S. Securities and Exchange Commission.

Trade Accounts

From time to time, the Company has obligations in respect of trade accounts payable.

The Company has certain obligations in respect of claims by one prior employee and certain prior advisors. Payments with respect to certain of those obligations are due at the end of December 2015.